                      BANKERS TRUST NEW YORK CORPORATION
                      ----------------------------------
                               POWER OF ATTORNEY
                               -----------------


        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Bankers Trust New York Corporation (the "Corporation"), a New York corporation, hereby appoints each of Frank N. Newman, George J. Vojta, Richard H. Daniel, R. Kelly Doherty, Duncan P. Hennes and James T. Byrne, Jr. his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended and the Trust Indenture Act of 1939, as amended (collectively the "Acts") and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Acts of the securities of the Corporation in connection with the offering of such securities, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of the Corporation to a Registration Statement to be filed with the Securities and Exchange Commission to any and all amendments, including pre- and post-effective amendments, to the said Registration Statement and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, each of the undersigned has subscribed these presents.

February 18, 1997                       Bankers Trust New York Corporation


                                        By /s/ Frank N. Newman
                                        ---------------------------------
                                               Frank N. Newman
                                               Chairman of the Board

/s/ Frank N. Newman
-------------------------------
Frank N. Newman
Chairman of the Board, Chief
Executive Officer and President
(Principal Executive Officer)


/s/ Richard H. Daniel
-------------------------------
Richard H. Daniel
Executive Vice President,
Chief Financial Officer and
Controller
(Principal Financial Officer)


/s/ Geoffrey M. Fletcher
-------------------------------
Geoffrey M. Fletcher
Senior Vice President and
Principal Accounting Officer

                                                               February 18, 1997
                                                               Page 2


/s/ George B. Beitzel
-------------------------------
George B. Beitzel                               Director


/s/ Phillip A. Griffiths
-------------------------------
Phillip A. Griffiths                            Director


/s/ William R. Howell
-------------------------------
William R. Howell                               Director


/s/ Jon M. Huntsman
-------------------------------
Jon M. Huntsman                                 Director


/s/ Vernon E. Jordan, Jr.
-------------------------------
Vernon E. Jordan, Jr.                           Director


/s/ Hamish Maxwell
-------------------------------
Hamish Maxwell                                  Director


/s/ N.J. Nicholas Jr.
-------------------------------
N.J. Nicholas Jr.                               Director


/s/ Russell E. Palmer
-------------------------------
Russell E. Palmer                               Director


/s/ Donald L. Staheli
-------------------------------
Donald L. Staheli                               Director


/s/ Patricia C. Stewart
-------------------------------
Patricia C. Stewart                             Director


/s/ George J. Vojta
-------------------------------
George J. Vojta                                 Director


/s/ Paul A. Volcker
-------------------------------
Paul A. Volcker                                 Director